SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 19, 2001

                                  CWMBS, INC.

                                  (Depositor)

  (Issuer in respect of Washington Mutual Bank, FA, CHL Mortgage Pass-Through

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWMBS, INC.
                           Washington Mutual Bank, FA
                        CHL Mortgage Pass-Through Trust

On August 19, 2001, The Bank of New York, as Trustee for CWMBS, INC., Washington Mutual Bank, FA CHL Mortgage Pass-Through Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2001, among CWMBS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., Washington Mutual Bank, FA CHL Mortgage Pass-Through Trust relating to the distribution date of August 19, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2001


                                  CWMBS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 08/19/01


          ------------------------------------------------------------
                             Countrywide Home Loans
          Washington Mutual Bank, FA, CHL Mortgage Pass-Through Trust
                                Series 2001-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       229,366,000.00    5.987400%    13,666,831.07  1,144,421.70   14,811,252.77      0.00       0.00
                        2A1       298,712,000.00    6.240103%    14,613,313.98  1,553,327.95   16,166,641.93      0.00       0.00
                        3A1        65,000,000.00    6.098606%       782,078.52    330,341.17    1,112,419.69      0.00       0.00
                        3A2       195,605,000.00    6.098606%     2,353,514.90    994,098.24    3,347,613.14      0.00       0.00
Residual                AR                100.00    5.987400%           100.00          0.50          100.50      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           8,537,000.00    6.119858%             0.00     43,537.69       43,537.69      0.00       0.00
                        B1          6,505,000.00    6.119858%             0.00     33,174.73       33,174.73      0.00       0.00
                        B2          4,472,000.00    6.119858%             0.00     22,806.67       22,806.67      0.00       0.00
                        B3          1,219,000.00    6.119858%             0.00      6,216.76        6,216.76      0.00       0.00
                        B4          1,219,000.00    6.119858%             0.00      6,216.76        6,216.76      0.00       0.00
                        B5          2,440,138.11    6.119858%             0.00     12,444.42       12,444.42      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        813,075,238.11     -           31,415,838.47  4,146,586.58   35,562,425.05     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       215,699,168.93              0.00
                                2A1       284,098,686.02              0.00
                                3A1        64,217,921.48              0.00
                                3A2       193,251,485.10              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           8,537,000.00              0.00
                                B1          6,505,000.00              0.00
                                B2          4,472,000.00              0.00
                                B3          1,219,000.00              0.00
                                B4          1,219,000.00              0.00
                                B5          2,440,138.11              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        781,659,399.64     -
--------------------------------------------------------------------------------

                             Payment Date: 08/19/01


          ------------------------------------------------------------
                             Countrywide Home Loans
          Washington Mutual Bank, FA, CHL Mortgage Pass-Through Trust
                                Series 2001-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   229,366,000.00     5.987400% 12669B2W1    59.585253      4.989500    940.414747
                           2A1   298,712,000.00     6.240103% 12669B2X9    48.921081      5.200086    951.078919
                           3A1    65,000,000.00     6.098606% 12669B2Y7    12.031977      5.082172    987.968023
                           3A2   195,605,000.00     6.098606% 12669B2Z4    12.031977      5.082172    987.968023
Residual                   AR            100.00     5.987400% 12669B3A8   1,000.000000    4.989500      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       8,537,000.00     6.119858% 12669B3B6     0.000000      5.099882  1,000.000000
                           B1      6,505,000.00     6.119858% 12669B5T5     0.000000      5.099882  1,000.000000
                           B2      4,472,000.00     6.119858% 12669B5U2     0.000000      5.099882  1,000.000000
                           B3      1,219,000.00     6.119858% 12669B5V0     0.000000      5.099882  1,000.000000
                           B4      1,219,000.00     6.119858% 12669B5W8     0.000000      5.099882  1,000.000000
                           B5      2,440,138.11     6.119858% 12669B5X6     0.000000      5.099882  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     813,075,238.11       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
          Washington Mutual Bank, FA, CHL Mortgage Pass-Through Trust
                                Series 2001-HYB1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                                                          Total
                                                                          -----
Prin balance  222,792,769.31   293,337,281.65   265,529,348.68   781,659,399.64
Loan count               491              663              575             1729
Avg loan rate      6.987400%        7.240103%        6.870476%             7.04
Prepay amount  13,441,354.88    14,338,784.81     2,884,206.56    30,664,346.25

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                                                          Total
                                                                          -----
Master serv fees  155,045.37       211,861.22       166,431.65       533,338.23
Sub servicer fees       0.00             0.00             0.00             0.00
Trustee fees            0.00             0.00             0.00             0.00


Agg advances             N/A              N/A              N/A              N/A
Adv this period         0.00             0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                                          Total
                                                                          -----
Realized losses         0.00             0.00             0.00             0.00
Cumulative losses       0.00             0.00             0.00             0.00

Coverage Amounts                                                          Total
----------------                                                          -----
Bankruptcy              0.00             0.00             0.00             0.00
Fraud          16,261,505.00    16,261,505.00    16,261,505.00    48,784,515.00
Special Hazard 16,585,269.88    16,585,269.88    16,585,269.88    49,755,809.64


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.000015%           100.000000%            788,683,100.00
   -----------------------------------------------------------------------------
   Junior            2.999985%             0.000000%             24,392,138.11
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           35,562,425.05         35,562,425.05
Principal remittance amount           31,415,838.47         31,415,838.47
Interest remittance amount             4,146,586.58          4,146,586.58